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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 14, 2007
                                                 -----------------

                          Hudson Valley Holding Corp.
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               (Exact Name of Registrant as specified in charter)



       New York                      030525                13-3148745
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(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)


  21 Scarsdale Road, Yonkers New York                   10707
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(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code  (914) 961-6100
                                                   ----------------


 Not applicable
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(Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a.-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01. CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT.

The Audit Committee of the Board of Directors of Hudson Valley Holding Corp. (The "Registrant") has completed a process to consider the selection of the Registrant's independent registered public accounting firm for the year ending December 31 2007. This process included consideration of audit firms in addition to Deloitte & Touche LLP ("D&T"), which is the firm the Audit Committee engaged to act as the Registrant's independent registered accounting firm for 2006.

      (a)   Outgoing independent registered public accounting firm:

            (i) On November 14, 2007, the Audit Committee of the Board of Directors of the Registrant dismissed D&T as the Registrant's independent registered public accounting firm.

            (ii) The reports of D&T on the financial statements as of and for the years ended December 31, 2006 and 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of D&T on the Registrant's financial statements as of and for the year ended
                  December 31, 2006 included an explanatory paragraph regarding the Registrant's change in its method of accounting for its defined benefit pension plans adopted by the Registrant on December 31, 2006.

            (iii) During the years ended December 31, 2005 and 2006 and through
                  November 14, 2007, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused them to make reference thereto in their reports on the financial statements for such years.

            (iv) During the years ended December 31, 2005 and 2006, and through November 14, 2007, there were no reportable events within the meaning of item 304(a)(1)(v) of Regulation S-K.

            (v) The Registrant has provided D&T with a copy of the above statements and requested that D&T furnish the Registrant with a letter stating whether or not D&T agrees with such statements. A copy of this letter, dated November 20, 2007, is filed as Exhibit 16.1 to this Form 8-K.

      (b)   Incoming independent registered accounting firm:

            (i) On November 14, 2007, the Audit Committee of the Board of Directors of the Registrant engaged Crowe Chizek and Company LLC ("Crowe") to serve as the Registrant's independent registered public accounting firm as of and for the year ended December 31, 2007.

            (ii) During the years ended December 31, 2005 and 2006, and through November 14, 2007, the Registrant did not consult with Crowe regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.     Description
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16.1            Letter from Deloitte & Touche LLP dated November 20, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       HUDSON VALLEY HOLDING CORP.

                                       By:  /s/ Stephen R. Brown
                                           ---------------------------------
                                            Senior Executive Vice President,
                                            Chief Financial Officer and
                                            Treasurer

November 20, 2007